UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004

Discover Card Master Trust I

(Exact name of registrant as specified in charter)

Delaware	0-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7434

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
INDEX TO EXHIBITS
Terms Agreement
Series Supplement
Credit Enhancement Agreement
Credit Enhancement Agreement

Item 8.01 Other Events

     Series 2004-2. On December 2, 2004, $1,250,000,000 aggregate principal amount of Series 2004-2 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, $65,790,000 aggregate principal amount of Series 2004-2 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, $500,000,000 aggregate principal amount of Series 2004-2 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2004-2 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, and the Series Supplement, dated as of December 2, 2004, for Series 2004-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 9.01 Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement between Discover Bank and Morgan Stanley & Co. Incorporated, dated December 19, 2003 (incorporated by reference to Discover Card Master Trust I’s Current Report on Form 8-K filed on January 5, 2004).

Exhibit 1.2	Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Capital Markets Corporation, ABN AMRO Incorporated, Calyon Securities (USA) Inc. and Scotia Capital (USA) Inc., dated November 18, 2004.

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on October 29, 2004).

Exhibit 4.2	Series Supplement with respect to Series 2004-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A, Subseries 1 Certificate, a form of Class B, Subseries 1 Certificate, a form of Class A, Subseries 2 Certificate and a form of Class B, Subseries 2 Certificate dated as of December 2, 2004.

Exhibit No.	Description
Exhibit 4.3	Credit Enhancement Agreement to Discover Card Master Trust I Series 2004-2, Subseries 1 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 2, 2004.

Exhibit 4.4	Credit Enhancement Agreement to Discover Card Master Trust I Series 2004-2, Subseries 2 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank (Originator of the Trust)
Date: December 2, 2004		By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit 1.1	Underwriting Agreement between Discover Bank and Morgan Stanley & Co. Incorporated, dated December 19, 2003 (incorporated by reference to Discover Card Master Trust I’s Current Report on Form 8-K filed on January 5, 2004).

Exhibit 1.2	Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Capital Markets Corporation, ABN AMRO Incorporated, Calyon Securities (USA) Inc. and Scotia Capital (USA) Inc., dated November 18, 2004.

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on October 29, 2004).

Exhibit 4.2	Series Supplement with respect to Series 2004-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A, Subseries 1 Certificate, a form of Class B, Subseries 1 Certificate, a form of Class A, Subseries 2 Certificate and a form of Class B, Subseries 2 Certificate dated as of December 2, 2004.

Exhibit 4.3	Credit Enhancement Agreement to Discover Card Master Trust I Series 2004-2, Subseries 1 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 2, 2004.

Exhibit 4.4	Credit Enhancement Agreement to Discover Card Master Trust I Series 2004-2, Subseries 2 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 2, 2004.